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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated March 20, 1998 on the consolidated financials statements of the company for the year ended December 31, 1997, by reference in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 33-80362).

                                          /s/ ARTHUR ANDERSEN LLP
                                          Arthur Andersen LLP
San Jose, California
March 31, 1998